EXHIBIT 23



                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333- 90957) pertaining to the Home-Stake Oil & Gas Company 1997 Incentive Stock Plan of our report dated March 24, 2000, with respect to the financial statements of Home-Stake Oil & Gas Company included in the Annual Report (Form 10-KSB) for the year ended December 31, 1999.


                                                           /s/ Ernst & Young LLP


Tulsa, Oklahoma
March 24, 2000



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